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                                                                    EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement No. 333-1743 on Form S-8 relating to comon stock of Napco Security Systems, Inc. issuable under the 1992 Incentive Stock Option Plan.



                                            /s/ Arthur Andersen LLP

New York, New York
October 10, 1997